UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2017

THE BANK OF NEW YORK

MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Liberty Street New York, New York		10286
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) (c) On November 13, 2017, The Bank of New York Mellon Corporation (the “Company”) announced changes to its organizational and executive leadership structure, effective January 1, 2018. Thomas P. (Todd) Gibbons, currently Vice Chairman and Chief Financial Officer, will be Vice Chairman and Chief Executive Officer of Clearing, Markets and Client Management. He will be succeeded as Chief Financial Officer of the Company by Michael P. Santomassimo. Brian T. Shea, currently Vice Chairman and Chief Executive Officer of Investment Services, will be leaving the Company effective December 31, 2017, and will receive severance benefits consistent with his participation in The Bank of New York Mellon Corporation Executive Severance Plan (the “Executive Severance Plan”), discussed in more detail in the Company’s Definitive Proxy Statement dated March 10, 2017 (the “Proxy Statement”).

Mr. Santomassimo, 42, joined the Company in July 2016, as Chief Financial Officer of Investment Services. Mr. Santomassimo has more than twenty years of diverse banking and investments experience with JPMorgan Chase & Co. and Smith Barney. Immediately prior to joining the Company, Mr. Santomassimo was the Chief Financial Officer, Banking, at JPMorgan Chase & Co., which included Investment Banking (Advisory and Equity & Debt Capital Markets), as well as Treasury Services. He also previously served as Chief Financial Officer, Technology & Operations, for the same division at JPMorgan Chase & Co. In his new role as Chief Financial Officer for the Company, Mr. Santomassimo will participate in the Company’s Executive Compensation Program and its Executive Severance Plan, both as described in our Proxy Statement.

A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is being furnished as part of this report:

99.1	Press Release of The Bank of New York Mellon Corporation, dated November 13, 2017.

The information presented in this Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which may be expressed in a variety of ways, including the use of future or present tense language, are based upon current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond the Company’s control). Actual outcomes may differ materially from those expressed or implied as a result of risks and uncertainties, including, but not limited to, the risk factors and other uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, the Quarterly Report on Form 10-Q for the period ended September 30, 2017 and the Company’s other filings with the Securities and Exchange Commission. All statements in this Current Report on Form 8-K speak only as the date of this filing and the Company undertakes no obligation to update the information to reflect events or circumstances that arise after that date or reflect the occurrence of unanticipated events, except as required by federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: November 13, 2017	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Secretary